UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2014

NPC RESTAURANT HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On June 11, 2014, NPC Quality Burgers, Inc., a wholly-owned subsidiary of NPC International, Inc. (the "Company") and an indirect wholly-owned subsidiary of NPC Restaurant Holdings, LLC, entered into an asset purchase agreement with the Carlisle Corporation and its affiliates to acquire 56 Wendy’s restaurants located in North Carolina and Virginia with a heavy concentration in the Greensboro-Winston Salem, North Carolina area for $58.2 million, plus amounts for working capital. Included in the transaction are 20 fee owned properties, some of which the Company currently plans to monetize in sale lease back or other transactions post-closing.  The acquisition will be funded with $40.0 million of incremental term loan borrowings, borrowings from the Company’s undrawn $110.0 million revolving credit facility, and cash on hand. The closing of the acquisition is subject to satisfaction of customary closing conditions under the asset purchase agreement.  As part of the transaction, the Company plans to remodel certain acquired restaurants in Wendy’s new Image Activation format.

Item 7.01.            Regulation FD Disclosure

On June 13, 2014, the Company issued a press release announcing the signing of the asset purchase agreement.  In connection with the acquisition, the Company announced it would exercise $40.0 million term loan borrowings available under the $125.0 million accordion feature in the Company’s existing credit facility on terms similar to those paid to lenders under its current outstanding term loan.  The consummation of the accordion exercise is subject to market and other customary conditions.  The Company hereby furnishes the information set forth in the press release issued on June 13, 2014, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

Item 9.01             Financial Statements and Exhibits.

(d)         Exhibits

Number                      Description

99.1	Press Release dated June 13, 2014, issued by NPC International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: June 13, 2014

INDEX TO EXHIBITS

Exhibit                      Description

99.1	Press Release dated June 13, 2014, issued by NPC International, Inc.